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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               _________________


       Date of Report (date of earliest event reported): January 7, 2005


                            J.P. MORGAN CHASE & CO.
            (Exact name of registrant as specified in its charter)


                                    1-5805
                           (Commission file number)


          Delaware                                      13-2624428
  (State of incorporation)                 (I.R.S. Employer Identification No.)


                                270 Park Avenue
                              New York, NY 10017
                                (212) 270-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




_______________________________________________________________________________

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Item 7.01 Regulation FD Disclosure.

On January 7, 2005, JPMorgan Chase Bank announced that it had signed a definitive agreement to acquire Vastera, Inc., a provider of global trade management, for $3.00 per share (approximately $129 million).

A copy of the press release issued by JPMorgan Chase Bank and Vastera, Inc. on January 7, 2005 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

Exhibit
Number             Description
-------            -----------

99.1               Press Release dated January 7, 2005.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              J.P. Morgan Chase & Co.


January 7, 2005                               By   /s/ Anthony Horan
                                                   --------------------------
                                              Name:  Anthony Horan
                                              Title: Secretary


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                                 EXHIBIT INDEX


Exhibit
Number             Description
-------            -----------

99.1               Press Release dated January 7, 2005.